Aquadex Acquisition (FY)	12 Months Ended
Dec. 31, 2017
Aquadex Acquisition [Abstract]
Aquadex Acquisition
Note 2 – Aquadex Acquisition

On August 5, 2016, the Company completed the acquisition of certain assets used in the production and sale of the Aquadex product line from Baxter. The acquisition of these assets meets the criteria for the purchase of a business and has been accounted for in accordance with Accounting Standards Codification (ASC) 805, Business Combinations, with identifiable assets acquired and liabilities assumed recorded at their estimated fair values on the acquisition date. A valuation of the assets and liabilities from the business acquisition was performed utilizing cost, income and market approaches resulting in $5.1 million allocated to identifiable net assets.

In connection with the acquisition of the Aquadex Business, the Company entered into a manufacturing and supply agreement with Baxter whereby Baxter agreed to manufacture and supply all of the Company’s finished goods for a period of up to 18 months from the close of the transaction. During the years ended December 31, 2017 and 2016, the Company recorded $3.6 and $1.2 million of revenue from the sale of Aquadex products. The Company completed the acquisition in order to strengthen its presence in the heart failure market.

Purchase Consideration: Total purchase consideration for the Aquadex Business was as follows:
(in thousands)
Cash consideration	$4,000
Common stock consideration	950
Fair value of contingent consideration	126
Total purchase consideration	$5,076
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Common Stock Consideration: The common stock consideration consisted of 120 shares of the Company’s common stock, worth $0.95 million based on the closing market value of $7,980 per share on August 5, 2016.

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Contingent Consideration: In connection with the acquisition of the Aquadex product line, the Company agreed to pay the Seller 40% of any proceeds in excess of $4.0 million related to the sale or disposal of the Aquadex assets within three years of the close of the transaction. The fair value of this contingent consideration was calculated based on the estimated likelihood of occurrence of this event in the timeframe provided by the agreement.

Purchase price consideration does not include expenses of $0.9 million for accounting, audit, legal, and valuation services that were incurred as part of the transaction and were expensed as incurred as general and administrative expense in the accompanying consolidated statement of operations.

The acquisition was recorded by recognizing the assets acquired at their estimated fair value at the acquisition date. The excess of the cost of the acquisition over the fair value of the assets acquired was recorded as goodwill. The fair values were based on management’s analysis, including work performed by third-party valuation specialists. The following presents the amounts recognized for the assets acquired on August 5, 2016 (in thousands):
Capital lease asset	$307
Intangible assets	4,580
Total identifiable assets acquired	4,887
Goodwill	189
Total purchase consideration	$5,076

The goodwill is primarily attributable to new and/or future customer relationships that were not acquired in the transaction. All recorded goodwill is expected to be deductible for tax purposes. The fair value of the capital lease asset utilized a combination of the cost and market approaches, depending on the characteristics of the asset classification.

Pro Forma Condensed Combined Financial Information (Unaudited)

The following unaudited pro forma combined financial information summarizes the results of operations for the periods indicated as if the acquisition of Aquadex had been completed on of January 1, 2016. Pro forma information reflects adjustments that are expected to have a continuing impact on our results of operations and are directly attributable to the acquisition. The unaudited pro forma results include adjustments to reflect, among other things, direct transaction costs relating to the acquisition, the difference in intangible asset amortization to be incurred based on the preliminary values of each identifiable intangible asset, and the difference in depreciation expense to be incurred based on preliminary value of the capital lease asset. The pro forma amounts do not purport to be indicative of the results that would have actually been obtained if the acquisition had occurred as of January 1, 2016 or that may be obtained in the future, and do not reflect future synergies, integration costs, or other such costs or savings.
Twelve months ended December 31, 2016 (in thousands, except share amounts)
Pro forma net sales	$3,160
Pro forma net loss from operations	(15,340)
Pro forma basic and diluted net loss per share	$(7,669.78)